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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): OCTOBER 30, 2003
                                                        (October 29, 2003)



                            BAKER HUGHES INCORPORATED
               (Exact name of registrant as specified in charter)



         DELAWARE                   1-9397                    76-0207995
(State of Incorporation)      (Commission File No.)        (I.R.S. Employer
                                                          Identification No.)


     3900 ESSEX LANE, HOUSTON, TEXAS                             77027
(Address of Principal Executive Offices)                       (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 439-8600


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On October 29, 2003, Baker Hughes Incorporated issued a press release announcing the retirement of Andrew J. Szescila, Senior Vice President and Chief Operating Officer, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 5 by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

           99.1    -     Press Release of Baker Hughes Incorporated dated
                         October 29, 2003.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      BAKER HUGHES INCORPORATED



Dated:  October 30, 2003              By:          /s/Alan R. Crain, Jr.
                                           ------------------------------------
                                                    Alan R. Crain, Jr.
                                            Vice President and General Counsel


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                                INDEX TO EXHIBIT


EXHIBIT NUMBER           DESCRIPTION
--------------           -----------


    99.1          -      Press Release of Baker Hughes Incorporated dated
                         October 29, 2003.


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